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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

                          clickNsettle.com, Inc.
           (Exact Name of Registrant as Specified in its Charter)

              Delaware               0-21419                   23-2753988
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.)

                         4400 Biscayne Boulevard, Suite 950
                               Miami, Florida 33137
                   (Address of principal executive offices)

                                  (305) 573-4112
                          (Registrant's Telephone Number)


                                       N/A
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 2, 2007, BP Audit Group, PLLC ("BP") resigned as the Independent Registered Certified Public Accounting Firm for clickNsettle.com, Inc. (the "Company").

     The reports of BP on the Company's financial statements for the years ended June 30, 2007 and 2006 express substantial doubt about the Company's ability to continue as a going concern because the Company has no operating business. The reports of BP did not otherwise contain an adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope or accounting principles.

     During the years ended June 30, 2007 and 2006, and through October 2, 2007, there were no disagreements with BP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BP, would have caused BP to make reference thereto in their reports on the financial statements for such years.

     During the years ended June 30, 2007 and 2006, and through October 2, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has provided a copy of the foregoing disclosure to BP, and BP has furnished the Company with a copy of a letter addressed to the Securities and Exchange Commission stating that BP agrees with the above statements as they apply to BP. A copy of BP's letter is attached as an exhibit to this Form 8-K.

     On October 3, 2007, the Company engaged Pender Newkirk & Company LLP as the Company's principal accountant to audit the Company's financial statements. The Company has not consulted with Pender Newkirk & Company LLP on the application of accounting principles, the type of audit opinion that might be rendered or any other matter set forth in Item 304(a)(2) of Regulation S-B.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Letter from BP dated October 5, 2007.















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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   clickNsettle.com, Inc.
                                   (Registrant)


Dated: October 9, 2007           By: /s/ Alan Jay Weisberg
                                    ---------------------------------------
                                    Alan Jay Weisberg
                                    Acting Chief Financial Officer
                                    (Principal Financial and
                                      Accounting Officer







































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                                                                  Exhibit 99

                            BP Audit Group, PLLC


October 5, 2007


Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:  clickNsettle.com, Inc.

Dear Sirs:

We have read the statements made by clickNsettle.com, Inc., included in Item
4.01 of Form 8-K dated October 2, 2007 regarding the recent change of auditors. We agree with the statements made concerning our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,



/s/ BP Audit Group, PLLC




























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